UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  January 31, 2000



                               ELECTRIC CITY CORP.



          Delaware                   000-27291                  36-4197337
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)




1280 Landmeier Road, Elk Grove Village, IL                         60007
 (Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code   (847) 437-1666




                                 Not applicable
          (Former name or former address, if changed since last report)

Item 8.  Change in Fiscal Year.

On January 31, 2000, the Board of Directors of Electric City Corp. (the "Company") unanimously consented to resolutions changing the Company's fiscal year end from an April 30 year end, the fiscal year end used in its most recent filing with the Securities and Exchange Commission, to the new fiscal year end of December 31. The Company anticipates it will file its report on Form 10K covering the transition period on or before April 30, 2000.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       Electric City Corp.
                                                  ---------------------------
                                                        (Registrant)


 Date:   January 31, 2000                       By: /s/Jeff Mistarz
                                                   ---------------------------
                                                Its:  Chief Financial Officer